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EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Eagle River Interactive, Inc.'s previously filed Registration Statement File No. 333-07133.


                                                         /s/ ARTHUR ANDERSEN LLP
                                                             ARTHUR ANDERSEN LLP

Denver, Colorado,
March 28, 1997.